SCHEDULE 14A INFORMATION

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) Of The Securities Exchange Act Of 1934 (Amendment No.)

Filed by the Registrant [ X ]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]          Definitive Proxy Statement
[  ]           Definitive Additional Materials
[  ]           Soliciting Material under §240.14a–12

Franklin Alternative Strategies Funds

(Name of Registrant as Specified In Its Charter)
____________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
 Franklin Pelagos Managed Futures Strategy Fund

One Franklin Parkway
San Mateo, California 94403-1906

IMPORTANT SHAREHOLDER INFORMATION

June 4, 2013

As a shareholder of Franklin Pelagos Commodities Strategy Fund (the “Commodities Fund”) and Franklin Pelagos Managed Futures Strategy Fund (the “Managed Futures Fund”), each a series of Franklin Alternative Strategies Funds (the “Trust”), we wish to inform you that the Board of Trustees (the “Board”) of the Trust has approved for each of the Commodities Fund and Managed Futures Fund a new subadvisory agreement between Franklin Advisers, Inc. (the current investment manager for the Commodities Fund and Managed Futures Fund) and Pelagos Capital Management, LLC (the current subadviser for the Commodities Fund and Managed Futures Fund), subject to shareholder approval.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement that describes the new subadvisory agreements.  Also enclosed you will find your written consent card.  Please complete, date and sign the written consent card and return it to the Secretary of the Trust by 3:00 p.m., Pacific time, on June 5, 2013.

The Board recommends that all shareholders of the Commodities Fund and the Managed Futures Fund consent to the respective subadvisory agreements for the Commodities Fund and Managed Futures Fund.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
 Franklin Pelagos Managed Futures Strategy Fund

One Franklin Parkway
San Mateo, California 94403-1906
_________________________________________

NOTICE OF SOLICITATION OF CONSENTS

To the Shareholders of Franklin Pelagos Commodities Strategy Fund (the “Commodities Fund”) and Franklin Pelagos Managed Futures Strategy Fund (the “Managed Futures Fund” and with the Commodities Fund, each a “Fund” and collectively, the “Funds”):

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are being furnished to you by Franklin Alternative Strategies Funds (the “Trust”) in connection with the solicitation, on behalf of the Trust’s Board of Trustees (the “Board”), of written consents from the holders of the outstanding shares of each Fund to take an action that requires shareholder approval.

The Board is requesting that the shareholders of each Fund approve a new subadvisory agreement between Franklin Advisers, Inc. (the current investment manager for each Fund) and Pelagos Capital Management, LLC (the current subadviser to each Fund).

Please complete, date and sign the enclosed written consent card and return it to the Secretary of the Trust.  To be counted, a shareholder’s properly completed written consent card must be received at or before 3:00 p.m., Pacific time, on June 5, 2013 (the “Expiration Date”), subject to extension by the Board.

The Board recommends that all shareholders of each Fund consent to their respective new subadvisory agreements.  You can do so by marking the box entitled “CONSENT” with respect to the proposal on the enclosed written consent card.  If you do not return the enclosed written consent card, the proposed subadvisory agreements may not take effect.  If you sign and send in the written consent card but do not indicate that you consent to a new subadvisory agreement, we will treat this as a consent to the approval of such subadvisory agreement.  Consents may be revoked by shareholders at any time prior to the deadline for the receipt of written consents of the holders of a majority of the outstanding shares of each of the Funds entitled to act.

By Order of the Board of Trustees,

Steven J. Gray
Vice President and Secretary

June 4, 2013

Exhibit A- Form of new Subadvisory Agreement between Franklin Advisers, Inc. and Pelagos Capital Management, LLC on behalf of the Franklin Pelagos Commodities Strategy Fund

Exhibit B- Form of new Subadvisory Agreement between Franklin Advisers, Inc. and Pelagos Capital Management, LLC on behalf of the Franklin Pelagos Managed Futures Strategy Fund

Exhibit C- Officers and Trustees of the Trust Affiliated with Franklin Advisers, Inc.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
Franklin Pelagos Managed Futures Strategy Fund

One Franklin Parkway
San Mateo, California 94403-1906

CONSENT SOLICITATION STATEMENT DATED JUNE 4, 2013

Introduction

This Consent Solicitation Statement (the “Statement”) is being furnished in connection with the solicitation of written consents of the shareholders of Franklin Pelagos Commodities Strategy Fund (the “Commodities Fund”) and Franklin Pelagos Managed Futures Strategy Fund (the “Managed Futures Fund”), each a series of Franklin Alternative Strategies Funds (the “Trust”), to approve for each of the Commodities Fund and Managed Futures Fund a new subadvisory agreement between Franklin Advisers, Inc. (the current investment manager for the Commodities Fund and Managed Futures Fund) (“FAI”) and Pelagos Capital Management, LLC (the current subadviser for the Commodities Fund and Managed Futures Fund) (“Pelagos”).  This Statement contains important information for you to consider when deciding whether to consent to these matters.  Please read it carefully and keep it for future reference.  (The Commodities Fund and Managed Futures Fund may each be referred to as a “Fund” or collectively, the “Funds”).

The Trust’s Board of Trustees (the “Board” or “Trustees”) has determined to obtain shareholder approval of each subadvisory agreement by written consent, rather than by calling a special meeting of shareholders, because the Commodities Fund has only eight shareholders and the Managed Futures Fund has only nine shareholders as of the May 21, 2013 record date relating to this Statement.  Written consents are being solicited from the shareholders of each Fund pursuant to the Trust’s Agreement and Declaration of Trust and By-laws.

Consent solicitation materials, which include this Statement and a written consent, are being sent to all Fund shareholders on or about June 4, 2013.

The Board is sending you this Statement in connection with the Board’s solicitation of consents to approve a new subadvisory agreement between FAI and Pelagos with respect to each Fund.  Certain Trustees or officers of the Trust or employees of FAI may solicit consents by telephone, facsimile or in person.  FAI will pay all of the costs of this solicitation.

Required Vote

To become effective, a subadvisory agreement must be approved by a “majority of the outstanding voting securities” of the Fund to which it relates, as defined in the Investment Company Act of 1940 (the “1940 Act”), which is the affirmative vote of more than 50% of the outstanding voting securities of the particular Fund (the “Requisite Consent”).  Each shareholder of a Fund of record on May 21, 2013 (the “Record Date”) will be entitled to one vote for each full share and a fractional vote for each fractional share of a Fund that the shareholder holds.  Voting will occur on a Fund by Fund basis.  Because none of the outstanding shares of the Funds are held in a brokerage account, there will not be any broker non-votes.  Abstentions will have the same effect as voting against a proposal.  If you do not consent to the new subadvisory agreement or if you do not vote at all (abstain), and the Trust does not otherwise obtain enough consents to approve a new subadvisory agreement, a subadvisory agreement will not be approved.  If a subadvisory agreement is not approved for a Fund, the Board will decide on an appropriate course of action for such Fund.

The Board recommends that shareholders of each Fund CONSENT to their respective new subadvisory agreements.

How to Submit Consents

All written consents that are properly completed, signed and delivered prior to June 5, 2013, and not revoked prior to acceptance, will be accepted.  If you have any questions about this consent solicitation or how to vote or revoke your consent, or if you need additional copies of this Statement or voting materials, please contact the Trust’s Secretary at (650) 312-2000.

Shareholders of record who desire to consent to their Fund’s subadvisory agreement may do so by delivering the written consent to the Secretary of the Trust in accordance with the instructions contained in the written consent.  If the written consent is properly completed and signed, the shareholder will be deemed to have consented to a subadvisory agreement.  Failure to return the enclosed written consent card will have the same effect as a vote against approval of a subadvisory agreement.

Written consents must be executed in exactly the same manner as a shareholder’s name appears on the account registration.

A shareholder must complete, sign, date and deliver the written consent (or photocopy thereof) for such holder’s shares to the Secretary of the Trust.  Such written consent may be delivered to the Secretary of the Trust by hand.

Expiration Date of Solicitation

The solicitation of consents will expire at 3:00 p.m., Pacific time, on June 5, 2013 (the “Expiration Date”), unless the Requisite Consent is received prior to such date, in which case, this solicitation will expire on the date that the Requisite Consent is obtained.  Notwithstanding anything to the contrary set forth in this Statement, the Trust reserves the right, at any time prior to the Expiration Date, to amend or terminate this solicitation, or to delay accepting consent cards.

Revocation of Consents

Written consents may be revoked or withdrawn by a shareholder at any time prior to the date a Fund has received the Requisite Consent and has accepted the written consents or prior to 3:00 p.m., Pacific time, on the Expiration Date, whichever is earlier.  To be effective, a written revocation or withdrawal of the written consent card must be received by the Secretary of the Trust prior to such time and addressed as follows: Secretary, Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906.  A notice of revocation or withdrawal must specify the shareholder’s name and the number of shares for which consent is being withdrawn.  As of the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

The Proposals

Proposal 1:                      To Approve a new Subadvisory Agreement between Franklin Advisers, Inc. and Pelagos Capital Management, LLC with respect to the Commodities Fund

Proposal 2:                      To Approve a new Subadvisory Agreement between Franklin Advisers, Inc. and Pelagos Capital Management, LLC with respect to the Managed Futures Fund

Proposals 1 and 2 each require shareholder approval.  If Proposal 1 is not approved by the shareholders of the Commodities Fund or Proposal 2 is not approved by shareholders of the Managed Futures Fund, then the Board will need to consider what steps to take with respect to the ongoing management of the Commodities Fund or the Managed Futures Fund.  The Proposals are described more fully below.

Why are new subadvisory agreements being proposed for approval by shareholders of the Funds?

Since each Fund commenced operations on December 7, 2011, FAI has served as the investment manager and Pelagos has served as a subadviser to each Fund pursuant to separate investment management agreements (each an “Investment Management Agreement”) and subadvisory agreements (each a “Current Subadvisory Agreement”) dated November 4, 2011.  Prior to the commencement of operations of each Fund, Franklin Templeton Institutional, LLC (“FTI”), an affiliate of FAI and an indirect subsidiary of Franklin Resources, Inc. (“Resources”), acquired a 20% ownership interest in Pelagos with the right to increase its equity ownership.  Stephen P. Burke, Chief Executive Officer, Chief Compliance Officer and Portfolio Manager of Pelagos, and John C. Pickart, Chief Financial Officer, Chief Investment Officer and Portfolio Manager of Pelagos, are the other principal shareholders of Pelagos.  FTI has determined to exercise its right to acquire the remaining 80% equity interest in Pelagos from Messrs. Burke and Pickart on or about June 6, 2013 (the “Management Buyout”).  In connection with FTI’s Management Buyout, it is anticipated that Messrs. Burke and Pickart will enter into employment agreements with Pelagos.  As part of the Management Buyout, FTI will pay up to $4.9 million for the 80% equity ownership interest if certain conditions are met.

The Management Buyout will constitute an “assignment” (as defined in the 1940 Act) of each of FAI’s subadvisory agreements with Pelagos and as a result, the Current Subadvisory Agreements with Pelagos will terminate automatically pursuant to the 1940 Act.  Section 15(a) of the 1940 Act requires that the Board and the shareholders of each Fund approve a new subadvisory agreement that will become effective upon the termination of the Current Subadvisory Agreements.

At an in-person meeting of the Board on May 21, 2013 (the “May Board Meeting”), Fund management recommended to the Board, and the Board considered and approved a new subadvisory agreement between FAI and Pelagos with respect to each Fund (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”), to be effective upon shareholder approval.  The Board further approved the submission of the New Subadvisory Agreements for shareholder approval.  The forms of the New Subadvisory Agreements are included in this Statement as Exhibits A and B.

Shareholders of each Fund are being asked to approve their respective New Subadvisory Agreement.  Other than FTI becoming the sole owner of Pelagos, the terms of the New Subadvisory Agreements are substantially similar to the terms of the Current Subadvisory Agreements.  In addition, there will be no changes in the investment personnel or management of Pelagos as a result of the Management Buyout.  The New Subadvisory Agreements will allow the current portfolio management team to continue managing the Funds after the Management Buyout.  Fund management does not believe that the approval of the New Subadvisory Agreements will affect either Fund’s investment goals or principal investment strategies or change the principal risks associated with an investment in either Fund.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Pelagos) to a registered investment company, and the affiliates of such adviser (such as FTI), may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of trustees of the investment company are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the investment adviser or its predecessor, and (2) no “unfair burden” (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), for a period of three years after the Management Buyout, FAI, FTI and Pelagos will not take or recommend any action that would cause more than 25% of the Trustees of the Trust to be interested persons of the entity acting as the investment adviser or subadviser to either Fund.

With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly.  The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company.  The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

FAI, FTI and Pelagos will not take or recommend any action that would constitute an unfair burden on a Fund within the meaning of Section 15(f).

What should shareholders know about the Funds’ current investment management relationship with FAI and the current subadvisory relationship with Pelagos?

Investment Manager.  FAI, with its principal offices at One Franklin Parkway, San Mateo, California 94404-1906, is a California corporation.  FAI is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”).  FAI manages, as of April 30, 2013, approximately $492 billion in assets, and has been in the investment management business since 1947.  FAI is a wholly owned subsidiary of Resources.  Resources is a publicly owned holding company with its principal offices at One Franklin Parkway, San Mateo, California 94404-1906.  The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.1% and 16.9%, respectively, of its outstanding shares as of April 30, 2013.  The Trustees of the Trust who are affiliated with FAI or its affiliates (“Interested Trustees”) and certain officers of the Trust who are shareholders of Resources are not compensated by the Trust or the Funds for their services, but may receive indirect remuneration due to their participation in management and advisory fees received by FAI and their affiliates from the Funds.

The following table sets forth the names, titles and principal business addresses of each principal executive officer and director of FAI:

Name and Address	Title

Rupert H. Johnson One Franklin Parkway San Mateo, California 94403-1906	Director

Edward B. Jamieson One Franklin Parkway San Mateo, California 94403-1906	President and Chief Investment Officer

Christopher J. Molumphy One Franklin Parkway San Mateo, California 94403-1906	Director and Executive Vice President

Craig S. Tyle One Franklin Parkway San Mateo, California 94403-1906	Chief Legal Officer

Madison S. Gulley One Franklin Parkway San Mateo, California 94403-1906	Executive Vice President

Kenneth A. Lewis One Franklin Parkway San Mateo, California 94403-1906	Chief Financial Officer

John M. Lusk One Franklin Parkway San Mateo, California 94403-1906	Director and Vice President

Robert C. Rosselot One Franklin Parkway San Mateo, California 94403-1906	Chief Compliance Officer

Mark L. Constant One Franklin Parkway San Mateo, California 94403-1906	Treasurer

William Y. Yun One Franklin Parkway San Mateo, California 94403-1906	Executive Vice President

Attached as Exhibit C is the name of each officer and trustee of the Trust who is also affiliated with FAI or its affiliates.

Subadviser.  Pelagos, with its principal offices at One International Place, 25th Floor, Boston, Massachusetts 02110, is a Delaware limited liability company.  Pelagos is registered as an investment adviser with the SEC.  As of April 30, 2013, Pelagos manages approximately $254 million in assets.  FTI owns a 20% interest in Pelagos.  FTI, with its principal offices at 600 Fifth Avenue, New York, New York 10020, is wholly owned by Franklin Templeton Distributors, Inc. which is a wholly-owned subsidiary of Resources.  Franklin Templeton Distributors, Inc.’s principal offices are at One Franklin Parkway, San Mateo, California 94404-1906.

The following table sets forth the names, titles and principal business addresses of each principal executive officer and member of Pelagos, other than FTI:

Stephen P. Burke One International Place 25th Floor Boston, Massachusetts 02110	Chief Executive Officer, Chief Compliance Officer, Managing Member and Portfolio Manager

John C. Pickart One International Place 25th Floor Boston, Massachusetts 02110	Chief Financial Officer, Member and Portfolio Manager

No officer or Trustee of the Trust also serves as an officer, member or employee of Pelagos.

Most Recent Shareholder and Board Approvals.  The Investment Management Agreement and Current Subadvisory Agreement of each Fund were last submitted to the sole shareholder of the particular Fund on November 4, 2011 in connection with the commencement of such Fund’s operations.  On May 21, 2013, the Board of the Trust voted to renew the Current Subadvisory Agreements with respect to the Funds and approve the New Subadvisory Agreements in anticipation of the Management Buyout on or about June 6, 2013.

Investment Management and Subadvisory Contractual Rates of Compensation.  Each Fund pays FAI a fee equal to an annual rate of 0.65% of its average daily net assets.  FAI in turn pays Pelagos for its services out of the fees FAI receives from each Fund a fee at an annual rate equal to 0.50% of the value of its net assets.  FAI and Pelagos also serve as the investment manager and subadviser, respectively, to Cayman Islands based companies, which are wholly-owned by a particular Fund (each a “Cayman Subsidiary” and collectively, the “Cayman Subsidiaries”) that are used to hold commodity-linked derivatives interests on behalf of such Fund.  The investment management and subadvisory contractual fee arrangements for the Cayman Subsidiaries are identical to those of the Funds.  FAI and Pelagos have contractually agreed to waive the fee it receives with respect to a Fund in an amount equal to the fee it receives with respect to its respective Cayman Subsidiary.

Fiscal Year 2012 Advisory and Subadvisory Compensation Earned.  For the fiscal period December 6, 2011 (commencement of operations) to May 31, 2012, the aggregate amount of investment management fees paid by the Commodities Fund to FAI was $47,772.  From the management fees FAI received from the Commodities Fund, FAI paid Pelagos for its subadvisory services the amount of $36,747.  For the fiscal period December 6, 2011 (commencement of operations) to May 31, 2012, the aggregate amount of investment management fees paid by the Managed Futures Fund to FAI was $45,541.  From the management fees FAI received from the Managed Futures Fund, FAI paid Pelagos for its subadvisory services the amount of $35,032.

Other Investment Companies Subadvised by Pelagos.  Pelagos also serves as a subadviser to the SunAmerica Alternative Strategies Fund (the “SunAmerica Fund”) of the SunAmerica Specialty Series.  The investment objective of the SunAmerica Fund is to seek to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in

U.S. Government securities and other fixed income securities.  The SunAmerica Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy.  Pursuant to a subadvisory agreement with respect to the SunAmerica Fund, SunAmerica Asset Management Corp. (“SunAmerica”) pays Pelagos a subadvisory fee at the annual rate of 0.40% of average daily net assets of the SunAmerica Fund.  Pursuant to a subadvisory agreement with respect to a related Cayman Island subsidiary (the “SunAmerica Subsidiary”), SunAmerica pays Pelagos a subadvisory fee at the annual rate of 0.40% of average daily net assets of the SunAmerica Subsidiary.  Pelagos has contractually agreed to waive the subadvisory fee it receives from SunAmerica with respect to the SunAmerica Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the SunAmerica Subsidiary.  This waiver may not be terminated by Pelagos and will remain in effect for as long as the contract with the Subsidiary is in place.  For the fiscal year ended October 31, 2012, SunAmerica paid Pelagos subadvisory fees of $1,617,799 and Pelagos waived subadvisory fees of $364,948.  As of April 30, 2013, the SunAmerica Fund has approximately $131 million in total net assets.

Are there any material differences between the New Subadvisory Agreements and the Current Subadvisory Agreement?

No.  As further discussed below, the New Subadvisory Agreements are substantially similar to the Pelagos’ Current Subadvisory Agreements.
.
What are the material terms of the New Subadvisory Agreements?

Below is a summary of the material terms of the New Subadvisory Agreements.

Investment Management.  Like the Current Subadvisory Agreements, under the New Subadvisory Agreements, Pelagos, subject to the overall policies, direction and review of the Board and to the instructions and supervision of FAI, will provide a continuous investment program for each Fund, including allocation of a Fund’s assets among the various securities markets of the world, and investment research and advice with respect to securities and investments and cash equivalents in each Fund.  Pelagos will determine what securities and other investments will be purchased, retained or sold by each Fund, and will place all purchase and sale orders on behalf of each Fund except that orders regarding U.S. domiciled securities and money market instruments may also be placed on behalf of a Fund by FAI.

Management Fees.  Like the Current Subadvisory Agreements, under the New Subadvisory Agreements, FAI will pay Pelagos as compensation for all services a fee at an annual rate equal to 0.50% of the value of each Fund’s net assets.  Because each Fund invests in a Cayman Subsidiary in respect of which Pelagos (i) provides subadvisory services and (ii) receives a subadvisory fee (the “Subsidiary Subadvisory Fee”) from FAI pursuant to separate subadvisory agreements by and between FAI and Pelagos with respect to a Cayman Subsidiary (a “Subsidiary Agreement”), for as long as a Subsidiary Agreement on behalf of a Cayman Subsidiary remains in effect, Pelagos has agreed to waive irrevocably all or any portion of the subadvisory fee of a Fund that would otherwise be paid by FAI to Pelagos in any period in an amount equal to the amount of the Subsidiary Subadvisory Fee, if any, actually paid by FAI to Pelagos under a Subsidiary Agreement during such period.

Payment of Expenses.  During the term of the New Sub-Advisory Agreements, like the Current Subadvisory Agreements, Pelagos will pay all expenses incurred by it in connection with its activities under such agreements other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

Brokerage.  Under the Current Subadvisory Agreements and the New Subadvisory Agreements, Pelagos, remains responsible for selecting broker-dealers for the execution of the portfolio transactions of the Funds consistent with the Funds’ brokerage policy and “best execution.”  Both the Current Subadvisory Agreements and the New Subadvisory Agreements authorize Pelagos to allocate brokerage business to broker-dealers that provide brokerage and research services as such services are defined in Section 28(e) of the Securities Exchange Act of 1934.

Continuance.  If shareholders of a Fund approve its new Subadvisory Agreement, such Subadvisory Agreement will continue until two years from the date of its execution, unless earlier terminated.  As provided therein, the New Subadvisory Agreements, like the Current Subadvisory Agreements, are thereafter renewable annually for successive periods not to exceed one year (i) by a vote of the Board or (ii) by a vote of a majority of the outstanding voting securities of the Commodities Fund or the Managed Futures Fund, as applicable, provided that in either event the continuance is also approved by a vote of the majority of the Board who are not “interested persons” of any party to an agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  Both the Current Subadvisory Agreements and the New Subadvisory Agreements may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to FAI and Pelagos, and by FAI or Pelagos upon sixty (60) days’ written notice to the other party.

Standard of Care and Indemnification.  Both the Current Subadvisory Agreements and the New Subadvisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreements on the part of Pelagos, neither Pelagos nor any of its directors, officers, employees or affiliates will be subject to liability to FAI or the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Notwithstanding the foregoing, to the extent that FAI is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to a Fund or any shareholder (a “liability”), for any acts undertaken by Pelagos pursuant to delegated investment management authority, Pelagos shall indemnify and save FAI and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

What did the Board consider when it approved the New Subadvisory Agreements?

At the May Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) of the Trust, discussed and approved each New Subadvisory Agreement between FAI and Pelagos and determined to recommend that shareholders approve the New Subadvisory Agreements.  Prior to a meeting of all of the Trustees for the purpose of considering such approval, the Independent Trustees held two meetings dedicated to the approval process (those Trustees unable to attend in person were present by telephonic conference means).  Throughout the process, the Independent Trustees received assistance and advice from and met separately with independent counsel.  The Independent Trustees met with and interviewed officers of FAI and Pelagos (including portfolio managers).

In approving the New Subadvisory Agreements, the Board, including the Independent Trustees, determined that the existing investment management fee structure was fair and reasonable and that approval of each New Subadvisory Agreement was in the best interests of each Fund and its shareholders.  In this regard, the Board noted that the terms of the New Subadvisory Agreements were substantially similar to those of the Current Subadvisory Agreements.  The Board also concluded that the Management Buyout would not result in an increase in investment management fee rates, and was not expected to result in a decrease in quality or quantity of services from Pelagos, or impose an “unfair burden” on the Commodities Fund or the Managed Futures Fund.  In this regard, the Board considered the terms and conditions of the Management Buyout and the consideration paid to Messrs. Burke and Pickart.  The Board noted that Messrs. Burke and Pickart would continue to have primary day-to-day portfolio responsibilities for the Commodities Fund and the Managed Futures Fund.  The Board also noted that, consistent with Section 15(f) of the 1940 Act, FAI, FTI and Pelagos had agreed that no “unfair burden” would be imposed on the Funds for the first two years after the Management Buyout.

In reaching their decision on the New Subadvisory Agreements, the Trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering the New Subadvisory Agreements.  Information furnished throughout the year included, among others, the Funds’ Registration Statement on Form N-1A, reports on each Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, legal and compliance matters, pricing of securities and net flows, along with related financial statements and other information about the scope and quality of services provided by FAI and Pelagos and enhancements to such services over the past year.  In addition, the Trustees received periodic reports throughout the year and during the approval process relating to compliance with each Fund’s investment policies and restrictions and reports by FAI on the diligence conducted by FAI and/or its affiliates and representatives on Pelagos, including, but not limited to, Pelagos’ operations, policies, procedures and compliance functions and the integration of such operations, policies, procedures and compliance functions with those of FAI.  During the approval process, the Independent Trustees considered FAI’s and Pelagos’ methods of operation within the Franklin Templeton group and their activities on behalf of other clients.

The information obtained by the Trustees during the approval process also included a special report prepared by Lipper, Inc. (“Lipper”), an independent third-party analyst, comparing each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (“Lipper Section 15(c) Report”).  The Trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios and performance.  They concluded that the report was a reliable resource in the performance of their duties.

In addition, the Trustees received a profitability study prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis.  Over the past year, the Board and counsel to the Independent Trustees continued to receive reports on management’s handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates.  The Independent Trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the diligent risk management procedures of FAI and Pelagos, including continuous monitoring and management of counterparty credit risk and collateral, and attention given to derivatives and other complex instruments that are held and expected to be held by the Funds and how such instruments are used to carry out the Funds’ investment objectives.  The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business.  In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted July 21, 2010, and the compliance of FAI and Pelagos with rules and regulations already promulgated by the SEC under such act, as well as the compliance of FAI and Pelagos with new rules and regulations promulgated by the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the Trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision.  This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.  In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors.  In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent and Quality of Services.  The Trustees reviewed the nature, extent and quality of the services provided, and to be provided following the Management Buyout, by FAI and Pelagos.  In this regard, they reviewed each Fund’s actively managed fundamental and quantitative investment philosophy and process and FAI’s and Pelagos’ ability to implement such process, including, but not limited to, FAI’s and Pelagos’ trading practices and investment decision processes.  In reviewing the nature, extent, and quality of services, the Board considered that each New Subadvisory Agreement will be substantially similar to the Current Subadvisory Agreement.

The Board noted the responsibilities that FAI has as the Funds’ investment manager, including overall supervisory responsibility for the general management of the Funds, ultimate responsibility, subject to oversight by the Board, for oversight of Pelagos, preparing quarterly reporting to the Board, and the implementation of Board directives as they relate to the Funds.

With respect to the subadvisory services provided by Pelagos, the Board noted the significant responsibilities that Pelagos has as the Funds’ subadviser, including, among others, implementing the Funds’ investment goals and ensuring compliance with the Funds’ investment goals, policies, and limitations.  The Trustees also considered the successful performance of Pelagos in managing another mutual fund with similar investment goals as the Funds.  The Board also considered the subadvisory services that Pelagos provides to each Cayman Subsidiary.

The Trustees reviewed each Fund’s portfolio management team at FAI and Pelagos, including its performance, staffing, skills and compensation program.  With respect to portfolio manager compensation, management assured the Trustees that each Fund’s long-term performance is a significant component of incentive-based compensation.  The Trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Funds.  The Trustees considered various other products, portfolios and entities that are advised by FAI and Pelagos and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.  The Board considered FAI’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements and the integration of Pelagos’ operations, policies, procedures and compliance functions with those of FAI.  The Board also considered the nature, extent and quality of the services to be provided under the other service agreements with affiliates of FAI.

During regular Board meetings and the aforementioned meetings of the Independent Trustees, the Trustees considered periodic reports provided to them showing that FAI and Pelagos complied with the investment policies and restrictions of the Funds as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations.

Based on their review, the Trustees were satisfied with the nature and quality of the overall services provided, and to be provided following the Management Buyout, by Pelagos to each Fund and its shareholders and were confident in the abilities of the management team to continue to implement each Fund’s actively managed fundamental and quantitative investment philosophy and process and to provide quality services to each Fund and its shareholders.

Investment Performance.  As the Funds commenced operations in December 2011, the Trustees reviewed the investment performance of each Fund for the one-year period ended December 31, 2012 and since inception.  In light of the limited operating history of the Funds, the Board considered the investment performance of Pelagos with respect to the other mutual fund it subadvises with similar investment objectives as the Funds.  As part of their review, they inquired of management regarding benchmarks, hedging activities, and restrictions on permitted investments.  Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods.  The Trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Funds’ portfolio managers to discuss performance and the management of the Funds.  The Trustees also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance.

In addition, attention in assessing performance was given to the Lipper Section 15(c) Report.  That report showed the investment performance of each Fund in comparison to other funds determined comparable by Lipper.

With respect to the Commodities Fund, the comparable funds to the Commodities Fund, as chosen by Lipper, included all retail and institutional commodities general funds.  The Commodities Fund had total returns in the second best performing quintile for the one-year period ended December 31, 2012.  The Board was satisfied with such comparative performance.

With respect to the Managed Futures Fund, the comparable funds to the Managed Futures Fund, as chosen by Lipper, included all retail and institutional managed futures funds.  The Managed Futures Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2012.  The Board discussed with FAI and Pelagos the reasons for the relative underperformance for the one-year period ended December 31, 2012.  While noting such discussions and the comparative costs and the limited operating history of the Managed Futures Fund, and intending to continuously monitor future performance, the Board found such comparative performance to be acceptable.

Comparative Expenses and Profitability.  The Trustees considered the cost of the services provided and to be provided and the losses incurred by FAI and its affiliates (other than Pelagos) from their respective relationships with the Funds.  The Trustees also considered the cost of the services provided and to be provided and the profits realized by Pelagos from its relationship with the Funds.  The Board considered the extent to which Pelagos may derive ancillary benefits from Fund operations.  In considering the appropriateness of the management fee and other expenses charged to each Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of the portfolio managers and research staff.  The Board noted that the subadvisory fees would be paid by FAI to Pelagos and would not be additional fees to be borne by the Funds.  As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect through December 31, 2014.  The Board also considered the subadvisory services that Pelagos provides to each Cayman Subsidiary and the related fee waivers that were in place.  The Board considered the nature of the services provided by Pelagos to the other mutual fund it subadvises with similar investment objectives as the Funds, the fees that it charges for such services and any potential conflicts.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of each Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.  In reviewing comparative costs, emphasis was given to each Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to such Fund, as well as the actual total expenses of each Fund in comparison with those of its Lipper expense group.  It was noted that the Lipper contractual management fee analysis includes administrative charges as being part of the management fee.

With respect to the Commodities Fund, the Commodities Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group, its total expenses (excluding Rule 12b-1 fees) were in the middle quintile of such group and its total expenses (including Rule 12b-1 fees) were in the second-least expensive quintile of such group.  The Board was satisfied with such comparative fees and expenses.

With respect to the Managed Futures Fund, the Managed Futures Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses (both including and excluding Rule 12b-1 fees) were also in the least expensive quintile of such group.  The Board was satisfied with such comparative fees and expenses.

Based upon its consideration of all these factors, the Board determined that the investment management and subadvisory fee structure was fair and reasonable.

Economies of Scale.  The Board considered economies of scale realized by FAI and its affiliates and Pelagos as each Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management and subadvisory fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting such Fund directly or indirectly.  Since each Fund had only commenced operations in December 2011, the Board concluded that economies of scale were difficult to consider at that time.

The Board unanimously recommends the approval of the respective subadvisory agreements on behalf of the Commodities Fund and the Managed Futures Fund between Franklin Advisers, Inc. and Pelagos Capital Management, LLC.

Additional Information about the Commodities Fund and Managed Futures Fund

Administrator.  The administrator of each Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091.  FT Services is an indirect, wholly-owned subsidiary of Resources and an affiliate of FAI and Pelagos.  Pursuant to an administration agreement, FT Services performs certain administrative functions for each Fund.  Each Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of its average daily net assets.  For the fiscal period December 6, 2011 (commencement of operations) to May 31, 2012, FT Services received $14,699 for administrative services to the Commodities Fund and $14,013 for administrative services to the Managed Futures Fund.  FAI and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by a Fund so that the common expenses (i.e., a combination of management fees, administrative fees and other expenses, but excluding acquired fund fees and expenses) of each Fund do not exceed 1.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2013.  Pursuant to an administration agreement, FT Services performs certain administrative functions for the Cayman Subsidiaries.  The Cayman Subsidiaries each pay FT Services a monthly fee equal to an annual rate of 0.20% of its average daily net assets.  Administrative fees paid by each Fund are reduced on assets invested in a Cayman Subsidiary, in an amount not to exceed the administrative fees paid by such Cayman Subsidiary.

FT Services will continue to act as administrator for each Fund and its Cayman Subsidiary after approval of the New Subadvisory Agreements.

Shareholder Servicing and Transfer Agent.  The shareholder servicing agent and transfer agent for each Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.  FTIS is an indirect, wholly-owned subsidiary of Resources and an affiliate of FAI and Pelagos.  FTIS receives a fee for servicing shareholder accounts of each Fund.  Each Fund also will reimburse FTIS for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with each Fund.  For the fiscal period December 6, 2011 (commencement of operations) to May 31, 2012, FTIS received $73 in connection with its services as shareholder servicing agent and transfer agent for the Commodities Fund and received $74 in connection with its services as shareholder servicing agent and transfer agent for the Managed Futures Fund.

FTIS will continue to act as shareholder servicing agent and transfer agent for each Fund after approval of the New Subadvisory Agreements.

Private Placement Agent.  Franklin Templeton Financial Services, Inc. (“FTFS”), One Franklin Parkway, San Mateo, CA 94403, has an agreement with the Trust to serve as the private placement agent of each Fund.  FTFS is an indirect, wholly owned subsidiary of Resources and is an affiliate of FAI and Pelagos.

FTFS will continue to act as private placement agent for each Fund after approval of the New Subadvisory Agreements.

Custodian.  The Bank of New York Mellon, Mutual Funds Division (“BNYM”), 100 Church Street, New York, NY 10286, acts as custodian of the securities and other assets of each Fund and its Cayman Subsidiary.  As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

BNYM will continue to act as custodian for each Fund and its Cayman Subsidiary after approval of the New Subadvisory Agreements.

Independent Registered Public Accounting Firm.  Ernst & Young LLP (“E&Y”), 200 Clarendon Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund and its Cayman Subsidiary.  The independent registered public accounting firm audits the financial statements included in the Trust's Annual Report to Shareholders.

E&Y will continue to act as the independent registered public accounting firm for each Fund and its Cayman Subsidiary after approval of the New Subadvisory Agreements.

Shareholder Reports.  Each Fund’s most recent annual shareholder report, including financial statements, for the fiscal year ended May 31, 2012, has been previously distributed to shareholders and are available free of charge.  To obtain a copy, please call (800) 623-2350, extension 1123504 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, California 95899-7151.

Other Disclosure Documents.  More information about each Fund is included in: (i) a Fund’s Form N-1A Part A dated October 1, 2012; and (ii) a Fund’s Form N-1A Part B dated October 1, 2012, relating to a Fund’s Part A.  You may request a free copy of a Fund’s Part A or Part B of Form N-1A.  To obtain a copy, please call (800) 623-2350, extension 1123504 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, California 95899-7151.  This Statement omits certain information contained in the Form N-1A registration statement of the Funds.  Reference is hereby made to such Form N-1A registration statement, including the exhibits and amendments thereto, for further information with respect to the Funds.

Each Fund files consent solicitation materials, proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Contacting the Board.  If a shareholder wishes to send a communication to the Board of a Fund, such correspondence should be in writing and addressed to the Board at the Funds’ offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary.  The correspondence will be given to the Board for review and consideration.

Shareholder Proposals.  Each Fund is not required and do not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for the next meeting of a Fund’s shareholders should send his or her written proposal to the Funds’ offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in a Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and a Fund’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

Record Shareholders

As of May 21, 2013 the outstanding shares of the Commodities Fund and the Managed Futures Fund were as follows:

Fund	Outstanding Shares
Commodities Fund	11,438,369.58
Managed Futures Fund	1,550,426.30

Principal Shareholders

As of May 21, 2013, the officers and Trustees of the Trust as a group owned or controlled less than 1% of each of the Funds.  As of the same date, the following shareholders owned, of record and beneficially, 5% or more of the outstanding shares of the Commodities Fund or the Managed Futures Fund.  The address of each shareholder of record is One Franklin Parkway, San Mateo, California 94403-1906.  For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and  holder of record of more than 25% of the outstanding voting securities of the Commodities Fund or the Managed Futures Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Commodities Fund- Name of Record/ Beneficial Owner	Number of Shares	Percentage of Fund
Franklin Templeton Conservative Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	2,355,547.406	20.6%
Franklin Templeton Moderate Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	4,831,332.891	42.2%
Franklin Templeton Growth Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	3,486,325.501	30.5%

Managed Futures Fund- Name of Record/ Beneficial Owner	Number of Shares	Percentage of Fund
Franklin Templeton Conservative Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	210,781.483	13.6%

Franklin Templeton Moderate Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	439,386.767	28.3%
Franklin Templeton Growth Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	307,610.791	19.8%
Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403-1906	500,000.00	32.2%

Exhibit A- Form of Franklin Pelagos Commodities Strategy Fund Subadvisory Agreement

SUBADVISORY AGREEMENT

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
on behalf of
FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

THIS SUBADVISORY AGREEMENT made as of June__, 2013, by and between FRANKLIN ADVISERS, INC., a corporation organized and existing under the laws of the State of California (hereinafter called “FAV”), and PELAGOS CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (hereinafter called “PELAGOS”).

W I T N E S S E T H

WHEREAS, FAV and PELAGOS are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services, as an independent contractor; and

WHEREAS, FAV has been retained to render investment advisory services to Franklin Pelagos Commodities Strategy Fund (the “Fund”), a series of Franklin Alternative Strategies Funds (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain PELAGOS to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and PELAGOS is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.           FAV hereby retains PELAGOS and PELAGOS hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)           Subject to the overall policies, control, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, PELAGOS will provide a continuous investment program for the Fund, including allocation of the Fund’s assets among the various securities markets of the world and, investment research and advice with respect to securities and investments and cash equivalents in the Fund.  So long as the Board and FAV determine, on no less frequently than an annual basis, to grant the necessary delegated authority to PELAGOS, and subject to paragraph (b) below, PELAGOS will determine what securities and other investments will be purchased, retained or sold by the Fund, and will place all purchase and sale orders on behalf of the Fund except that orders regarding U.S. domiciled securities and money market instruments may also be placed on behalf of the Fund by FAV.

(b)           In performing these services, PELAGOS shall adhere to the Fund’s investment goals, policies and restrictions as contained in its Offering Circular and Statement of Additional Information, and in the Trust’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by FAV (all as may be amended from time to time) and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(c)           Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, PELAGOS shall report daily all transactions effected by PELAGOS on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

(d)           PELAGOS shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board.  PELAGOS shall also make an investment officer available to attend such meetings of the Board as the Board may reasonably request.

(e)           In carrying out its duties hereunder, PELAGOS shall comply with all reasonable instructions of the Fund, the Board or FAV in connection therewith.

2.           (a)           PELAGOS shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions with respect to the Fund in accordance with the Fund’s policies with respect thereto and as set forth in the Fund's Registration Statement, as amended from time to time, and under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. In connection with the placement of orders for the execution of the Fund’s portfolio transactions, PELAGOS shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by PELAGOS for the period and in the place required by Rule 31a-2 under the 1940 Act.

(b)           In placing orders or directing the placement of orders for the execution of portfolio transactions, PELAGOS shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders and subject to any policies and procedures adopted by the Trust’s Board, PELAGOS is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which may enhance PELAGOS’s investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the 1934 Act that PELAGOS may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if PELAGOS determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or PELAGOS’s overall responsibilities to PELAGOS’s discretionary accounts.

3.           (a)           PELAGOS shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

(b)           It is understood that the services provided by PELAGOS are not to be deemed exclusive.  FAV acknowledges that PELAGOS may have investment responsibilities, or render investment advice to, or perform other investment advisory services, for individuals or entities, including other investment companies registered pursuant to the 1940 Act (“Clients”), which may invest in the same type of securities as the Fund.  FAV agrees that PELAGOS may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.

4.           PELAGOS agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

5.           PELAGOS will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where PELAGOS may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

6.           (a)           FAV shall pay a monthly fee in cash to PELAGOS calculated daily at an annual rate of 0.50% of the value the Fund’s net assets, which fee shall be payable on the first business day of each month in each year as compensation for the services rendered and obligations assumed by PELAGOS during the preceding month.  The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement, and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

(b)           FAV and PELAGOS shall share on a pro rata basis in any voluntary reduction or waiver by FAV of the management fee due FAV under the Investment Management Agreement between FAV and the Fund.

(c)           If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d)           The Fund intends to invest in FPC Holdings Corporation, a Cayman Islands exempted company (the “Subsidiary”) in respect of which PELAGOS (i) provides sub-advisory services and (ii) receives a sub-advisory fee (the “Subsidiary Sub-advisory Fee”) from FAV pursuant to a sub-advisory agreement by and between FAV and PELAGOS dated November 4, 2011 (as amended, restated or otherwise modified from time to time, the “Subsidiary Agreement”). In consideration of the Subsidiary Sub-advisory Fee paid by FAV to PELAGOS, and for as long as the Subsidiary Agreement remains in effect, PELAGOS agrees to waive irrevocably all or any portion of the Fund Sub-advisory Fee that would otherwise be paid by FAV to PELAGOS in any period in an amount equal to the amount of the Subsidiary Sub-advisory Fee, if any, actually paid by FAV to PELAGOS under the Subsidiary Agreement during such period.

7.           (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of PELAGOS, neither PELAGOS nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)           Notwithstanding paragraph 7(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by PELAGOS pursuant to authority delegated as described in Paragraph 1(a), PELAGOS shall indemnify and save FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)           No provision of this Agreement shall be construed to protect any director or officer of FAV or PELAGOS, from liability in violation of Sections 17(h) or (i) of the 1940 Act.

8.           During the term of this Agreement, PELAGOS will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.  The Fund and FAV will be responsible for all of their respective expenses and liabilities.

9.           This Agreement shall be effective as of the date given above and shall continue in effect for two years.  It is renewable annually thereafter so long as such continuance is specifically approved at least annually by (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

10.           This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to FAV and PELAGOS, and by FAV or PELAGOS upon sixty (60) days’ written notice to the other party.

11.           This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and upon any termination of the Investment management Agreement between FAV and the Fund.

12.           PELAGOS will promptly notify FAV in writing of the occurrence of any of the following events:

(a)           PELAGOS ceases to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which PELAGOS is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(b)           PELAGOS is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation before or by any court, public board or regulatory body, involving the affairs of the Fund; and

(c)           any change in the partners or in actual control or management of PELAGOS.

13.           In compliance with the requirements of Rule 31a-3 under the 1940 Act, PELAGOS hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request.  PELAGOS further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

14.           Upon execution of this Agreement, PELAGOS shall provide to FAV with its written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act that relate to the services provided by PELAGOS to the Fund. Throughout the term of this Agreement, PELAGOS shall make reasonable efforts to submit to FAV: (a) any  material changes to the Compliance Policies, (b) notification of regulatory examinations of PELAGOS and general descriptions of the results of such examinations and of any periodic testing of the Compliance Policies, and (c) notification of any material compliance matter that relates to the services provided by PELAGOS to the Fund including but not limited to any material violation of the Compliance Policies or of the code of ethics of PELAGOS. Throughout the term of this Agreement, PELGAGOS shall provide FAV with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by FAV) that FAV may reasonably request to enable the Fund to comply with Rule 38a-1 under the 1940 Act.

15.           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

16.           The terms “majority of the outstanding voting securities” of the Fund and “interested persons” shall have the meanings as set forth in the 1940 Act.

17.           This Agreement shall be interpreted in accordance with and governed by the laws of the State of California of the United States of America.

18.           PELAGOS acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust.  PELAGOS agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund, and that PELAGOS shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:           ________________________
Title:

PELAGOS CAPITAL MANAGEMENT, LLC

By:           _______________________
Title:

Exhibit B- Form of Franklin Pelagos Managed Futures Strategy Fund Subadvisory Agreement

SUBADVISORY AGREEMENT

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
on behalf of
FRANKLIN PELAGOS MANAGED FUTURES STRATEGY FUND

THIS SUBADVISORY AGREEMENT made as of June__, 2013 by and between FRANKLIN ADVISERS, INC., a corporation organized and existing under the laws of the State of California (hereinafter called “FAV”), and PELAGOS CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (hereinafter called “PELAGOS”).

W I T N E S S E T H

WHEREAS, FAV and PELAGOS are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services, as an independent contractor; and

WHEREAS, FAV has been retained to render investment advisory services to Franklin Pelagos Managed Futures Strategy Fund (the “Fund”), a series of Franklin Alternative Strategies Funds (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain PELAGOS to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and PELAGOS is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.           FAV hereby retains PELAGOS and PELAGOS hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)           Subject to the overall policies, control, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, PELAGOS will provide a continuous investment program for the Fund, including allocation of the Fund’s assets among the various securities markets of the world and, investment research and advice with respect to securities and investments and cash equivalents in the Fund.  So long as the Board and FAV determine, on no less frequently than an annual basis, to grant the necessary delegated authority to PELAGOS, and subject to paragraph (b) below, PELAGOS will determine what securities and other investments will be purchased, retained or sold by the Fund, and will place all purchase and sale orders on behalf of the Fund except that orders regarding U.S. domiciled securities and money market instruments may also be placed on behalf of the Fund by FAV.

(b)           In performing these services, PELAGOS shall adhere to the Fund’s investment goals, policies and restrictions as contained in its Offering Circular and Statement of Additional Information, and in the Trust’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by FAV (all as may be amended from time to time) and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(c)           Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, PELAGOS shall report daily all transactions effected by PELAGOS on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

(d)           PELAGOS shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board.  PELAGOS shall also make an investment officer available to attend such meetings of the Board as the Board may reasonably request.

(e)           In carrying out its duties hereunder, PELAGOS shall comply with all reasonable instructions of the Fund, the Board or FAV in connection therewith.

2.           (a)           PELAGOS shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions with respect to the Fund in accordance with the Fund’s policies with respect thereto and as set forth in the Fund's Registration Statement, as amended from time to time, and under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. In connection with the placement of orders for the execution of the Fund’s portfolio transactions, PELAGOS shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by PELAGOS for the period and in the place required by Rule 31a-2 under the 1940 Act.

(b)           In placing orders or directing the placement of orders for the execution of portfolio transactions, PELAGOS shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders and subject to any policies and procedures adopted by the Trust’s Board, PELAGOS is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which may enhance PELAGOS’s investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the 1934 Act that PELAGOS may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if PELAGOS determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or PELAGOS’s overall responsibilities to PELAGOS’s discretionary accounts.

3.           (a)           PELAGOS shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

(b)           It is understood that the services provided by PELAGOS are not to be deemed exclusive.  FAV acknowledges that PELAGOS may have investment responsibilities, or render investment advice to, or perform other investment advisory services, for individuals or entities, including other investment companies registered pursuant to the 1940 Act (“Clients”), which may invest in the same type of securities as the Fund.  FAV agrees that PELAGOS may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.

4.           PELAGOS agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

5.           PELAGOS will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where PELAGOS may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

6.           (a)           FAV shall pay a monthly fee in cash to PELAGOS calculated daily at an annual rate of 0.50% of the value the Fund’s net assets, which fee shall be payable on the first business day of each month in each year as compensation for the services rendered and obligations assumed by PELAGOS during the preceding month.  The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement, and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

(b)           FAV and PELAGOS shall share on a pro rata basis in any voluntary reduction or waiver by FAV of the management fee due FAV under the Investment Management Agreement between FAV and the Fund.

(c)           If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d)           The Fund intends to invest in FPMF Holdings Corporation, a Cayman Islands exempted company (the “Subsidiary”) in respect of which PELAGOS (i) provides sub-advisory services and (ii) receives a sub-advisory fee (the “Subsidiary Sub-advisory Fee”) from FAV pursuant to a sub-advisory agreement by and between FAV and PELAGOS dated November 4, 2011 (as amended, restated or otherwise modified from time to time, the “Subsidiary Agreement”). In consideration of the Subsidiary Sub-advisory Fee paid by FAV to PELAGOS, and for as long as the Subsidiary Agreement remains in effect, PELAGOS agrees to waive irrevocably all or any portion of the Fund Sub-advisory Fee that would otherwise be paid by FAV to PELAGOS in any period in an amount equal to the amount of the Subsidiary Sub-advisory Fee, if any, actually paid by FAV to PELAGOS under the Subsidiary Agreement during such period.

7.           (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of PELAGOS, neither PELAGOS nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)           Notwithstanding paragraph 7(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by PELAGOS pursuant to authority delegated as described in Paragraph 1(a), PELAGOS shall indemnify and save FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)           No provision of this Agreement shall be construed to protect any director or officer of FAV or PELAGOS, from liability in violation of Sections 17(h) or (i) of the 1940 Act.

8.           During the term of this Agreement, PELAGOS will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.  The Fund and FAV will be responsible for all of their respective expenses and liabilities.

9.           This Agreement shall be effective as of the date given above and shall continue in effect for two years.  It is renewable annually thereafter so long as such continuance is specifically approved at least annually by (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

10.           This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to FAV and PELAGOS, and by FAV or PELAGOS upon sixty (60) days’ written notice to the other party.

11.           This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and upon any termination of the Investment management Agreement between FAV and the Fund.

12.           PELAGOS will promptly notify FAV in writing of the occurrence of any of the following events:

(a)           PELAGOS ceases to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which PELAGOS is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(b)           PELAGOS is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation before or by any court, public board or regulatory body, involving the affairs of the Fund; and

(c)           any change in the partners or in actual control or management of PELAGOS.

13.           In compliance with the requirements of Rule 31a-3 under the 1940 Act, PELAGOS hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request.  PELAGOS further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

14.           Upon execution of this Agreement, PELAGOS shall provide to FAV with its written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act that relate to the services provided by PELAGOS to the Fund. Throughout the term of this Agreement, PELAGOS shall make reasonable efforts to submit to FAV: (a) any  material changes to the Compliance Policies, (b) notification of regulatory examinations of PELAGOS and general descriptions of the results of such examinations and of any periodic testing of the Compliance Policies, and (c) notification of any material compliance matter that relates to the services provided by PELAGOS to the Fund including but not limited to any material violation of the Compliance Policies or of the code of ethics of PELAGOS. Throughout the term of this Agreement, PELGAGOS shall provide FAV with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by FAV) that FAV may reasonably request to enable the Fund to comply with Rule 38a-1 under the 1940 Act.

15.           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

16.           The terms “majority of the outstanding voting securities” of the Fund and "interested persons" shall have the meanings as set forth in the 1940 Act.

17.           This Agreement shall be interpreted in accordance with and governed by the laws of the State of California of the United States of America.

18.           PELAGOS acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust.  PELAGOS agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund, and that PELAGOS shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:           ________________________
Title:

PELAGOS CAPITAL MANAGEMENT, LLC

By:           _______________________
Title:

Exhibit C- Officers and Trustees of the Trust Affiliated with FAI

Name	Trust Position	Principal Occupation
*Gregory E. Johnson	Trustee
Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

*Peter A. Langerman	Trustee
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

Alison E. Baur	Vice President
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson	Chief Executive Officer – Finance and Administration	Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon	Vice President	Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments.
Steven J. Gray	Vice President and Secretary
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes	Vice President – AML Compliance	Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Robert G. Kubilis	Treasurer, Chief Financial Officer and Chief Accounting Officer	Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton Investments.
Thomas A. Nelson	Vice President	Portfolio Manager, Franklin Advisers, Inc.; officer of one of the investment companies in Franklin Templeton Investments.
Robert C. Rosselot	Chief Compliance Officer and Vice President
Director, Global Compliance, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

C-1

Name	Trust Position	Principal Occupation
Karen L. Skidmore	Vice President	Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle	Vice President
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

William Yun	President and Chief Executive Officer – Investment Management
Executive Vice President of Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; Executive Vice President – Alternative Strategies, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

*Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.  Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the investment manager of the Commodities Fund and the Managed Futures Fund.

C-2

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated June 4, 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Commodities Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Commodities Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve a Subadvisory Agreement between Franklin Advisers, Inc. and Pelagos Capital Management, LLC.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES on behalf of the following series:

Franklin Templeton Conservative Allocation Fund

Franklin Templeton Moderate Allocation Fund

Franklin Templeton Growth Allocation Fund

Franklin Templeton Multi-Asset Real Return Fund

Franklin LifeSmart 2015 Retirement Target Fund

Franklin LifeSmart 2025 Retirement Target Fund

Franklin LifeSmart 2035 Retirement Target Fund

Franklin LifeSmart 2045 Retirement Target Fund

By:
Name:
Title:

Date:  June 5, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Managed Futures Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated June 4, 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Managed Futures Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Managed Futures Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve a Subadvisory Agreement between Franklin Advisers, Inc. and Pelagos Capital Management, LLC.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Fund:           FRANKLIN TEMPLETON FUND ALLOCATOR SERIES on behalf of the following series:

Franklin Templeton Conservative Allocation Fund

Franklin Templeton Moderate Allocation Fund

Franklin Templeton Growth Allocation Fund

Franklin Templeton Multi-Asset Real Return Fund

Franklin LifeSmart 2015 Retirement Target Fund

Franklin LifeSmart 2025 Retirement Target Fund

Franklin LifeSmart 2035 Retirement Target Fund

Franklin LifeSmart 2045 Retirement Target Fund

By:
Name:
Title:

Date:  June 5, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Managed Futures Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated June 4, 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Managed Futures Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Managed Futures Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve a Subadvisory Agreement between Franklin Advisers, Inc. and Pelagos Capital Management, LLC.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

FRANKLIN ADVISERS, INC.

By:
Name:
Title:

Date:  June 5, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906